                                                                Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)


     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Fund, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses;; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

        AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
        AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
        AIM FUNDS GROUP (INVESCO FUNDS GROUP)
        AIM GROWTH SERIES (INVESCO GROWTH SERIES)
        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
        AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
        AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
        INVESCO HIGH YIELD INVESTMENTS FUND, INC.
        INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
        INVESCO INSURED MUNICIPAL BOND TRUST
        INVESCO INSURED MUNICIPAL INCOME TRUST
        INVESCO INSURED MUNICIPAL SECURITIES
        INVESCO INSURED MUNICIPAL TRUST
        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
        INVESCO MUNICIPAL PREMIUM INCOME TRUST
        INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
        INVESCO PRIME INCOME TRUST
        INVESCO QUALITY MUNICIPAL INCOME TRUST
        INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
        INVESCO QUALITY MUNICIPAL SECURITIES
        SHORT-TERM INVESTMENTS TRUST
        on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

        By: /s/ John M. Zerr
           ---------------------------------

        Title:   Senior Vice President
              ------------------------------

        INVESCO ADVISERS, INC.

        By:   /s/ John M. Zerr
           ---------------------------------

        Title:   Senior Vice President
              ------------------------------
                                                           as of January 1, 2012

                          EXHIBIT "A" - RETAIL FUNDS(1)

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                            CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF         EXPIRATION
FUND                                          VOLUNTARY      LIMITATION      CURRENT LIMIT              DATE
----                                        -----------     ----------     -----------------       ----------
Invesco California Tax-Free Income Fund

Class A Shares                              Contractual     0.85%          February 12, 2010         June 30, 2012
Class B Shares                              Contractual     1.35%          February 12, 2010         June 30, 2012
Class C Shares                              Contractual     1.35%          February 12, 2010         June 30, 2012
Class Y Shares                              Contractual     0.60%          February 12, 2010         June 30, 2012

Invesco Core Plus Bond Fund

Class A Shares                              Contractual     0.75%            June 6, 2011            June 30, 2013
Class B Shares                              Contractual     1.50%            June 6, 2011            June 30, 2013
Class C Shares                              Contractual     1.50%            June 6, 2011            June 30, 2013
Class R Shares                              Contractual     1.00%            June 6, 2011            June 30, 2013
Class Y Shares                              Contractual     0.50%            June 6, 2011            June 30, 2013
Institutional Class Shares                  Contractual     0.50%            June 6, 2011            June 30, 2013

Invesco Equally-Weighted S&P 500 Fund
Class A Shares                              Contractual     0.75%          February 12, 2010         June 30, 2012
Class B Shares                              Contractual     1.50%          February 12, 2010         June 30, 2012
Class C Shares                              Contractual     1.50%          February 12, 2010         June 30, 2012
Class R Shares                              Contractual     1.00%          February 12, 2010         June 30, 2012
Class Y Shares                              Contractual     0.50%          February 12, 2010         June 30, 2012
Invesco Floating Rate Fund
 Class A Shares                             Contractual     1.50%           April 14, 2006         December 31, 2012
 Class C Shares                             Contractual     2.00%           April 14, 2006         December 31, 2012
 Class R Shares                             Contractual     1.75%           April 14, 2006         December 31, 2012
 Class Y Shares                             Contractual     1.25%           October 3, 2008        December 31, 2012
 Institutional Class Shares                 Contractual     1.25%           April 14, 2006         December 31, 2012

Invesco S&P 500 Index Fund
Class A Shares                              Contractual     0.65%          February 12, 2010         June 30, 2012
Class B Shares                              Contractual     1.40%          February 12, 2010         June 30, 2012
Class C Shares                              Contractual     1.40%          February 12, 2010         June 30, 2012
Class Y Shares                              Contractual     0.40%          February 12, 2010         June 30, 2012

Invesco Global Real Estate Income Fund
Class A Shares                              Contractual     2.00%            July 1, 2009          December 31, 2012
Class B Shares                              Contractual     2.75%            July 1, 2009          December 31, 2012
Class C Shares                              Contractual     2.75%            July 1, 2009          December 31, 2012
Class Y Shares                              Contractual     1.75%            July 1, 2009          December 31, 2012
Institutional Class Shares                  Contractual     1.75%            July 1, 2009          December 31, 2012
Invesco Structured Core Fund
Class A Shares                              Contractual     1.00%            July 1, 2009            June 30, 2012
Class B Shares                              Contractual     1.75%            July 1, 2009            June 30, 2012
Class C Shares                              Contractual     1.75%            July 1, 2009            June 30, 2012
Class R Shares                              Contractual     1.25%            July 1, 2009            June 30, 2012
Class Y Shares                              Contractual     0.75%            July 1, 2009            June 30, 2012
Investor Class Shares                       Contractual     1.00%            July 1, 2009            June 30, 2012
Institutional Class Shares                  Contractual     0.75%            July 1, 2009            June 30, 2012
Invesco Van Kampen American Franchise Fund
Class A Shares                              Contractual     1.05%            May 23, 2011           June 30, 2013
Class B Shares                              Contractual     1.22%            May 23, 2011           June 30, 2013
Class C Shares                              Contractual     1.80%            May 23, 2011           June 30, 2013
Class R Shares                              Contractual     1.30%            May 23, 2011           June 30, 2013
Class Y Shares                              Contractual     0.80%            May 23, 2011           June 30, 2013
Institutional Class Shares                  Contractual     0.80%            May 23, 2011           June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                                        CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF        EXPIRATION
FUND                                                     VOLUNTARY     LIMITATION     CURRENT LIMIT             DATE
----                                                    -----------    ----------   -----------------       -------------
Invesco Van Kampen Equity and Income Fund
  Class A Shares                                        Contractual    0.82%        February 12, 2010       June 30, 2012
  Class B Shares                                        Contractual    0.95%        February 12, 2010       June 30, 2012
  Class C Shares                                        Contractual    1.57%        February 12, 2010       June 30, 2012
  Class R Shares                                        Contractual    1.07%        February 12, 2010       June 30, 2012
  Class Y Shares                                        Contractual    0.57%        February 12, 2010       June 30, 2012
  Institutional Class Shares                            Contractual    0.57%        February 12, 2010       June 30, 2012

Invesco Van Kampen Growth and Income Fund
  Class A Shares                                        Contractual    0.88%        February 12, 2010       June 30, 2012
  Class B Shares                                        Contractual    1.63%        February 12, 2010       June 30, 2012
  Class C Shares                                        Contractual    1.63%        February 12, 2010       June 30, 2012
  Class R Shares                                        Contractual    1.13%        February 12, 2010       June 30, 2012
  Class Y Shares                                        Contractual    0.63%        February 12, 2010       June 30, 2012
  Institutional Class Shares                            Contractual    0.63%        February 12, 2010       June 30, 2012


Invesco Van Kampen Pennsylvania Tax Free Income Fund
  Class A Shares                                        Contractual    1.13%        February 12, 2010       June 30, 2012
  Class B Shares                                        Contractual    1.88%        February 12, 2010       June 30, 2012
  Class C Shares                                        Contractual    1.88%        February 12, 2010       June 30, 2012
  Class Y Shares                                        Contractual    0.88%        February 12, 2010       June 30, 2012


Invesco Van Kampen Small Cap Growth Fund
  Class A Shares                                        Contractual    1.38%        February 12, 2010       June 30, 2012
  Class B Shares                                        Contractual    2.13%        February 12, 2010       June 30, 2012
  Class C Shares                                        Contractual    2.13%        February 12, 2010       June 30, 2012
  Class Y Shares                                        Contractual    1.13%        February 12, 2010       June 30, 2012

                         AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                        CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF          EXPIRATION
  FUND                                                  VOLUNTARY      LIMITATION     CURRENT LIMIT               DATE
  ----                                                  -----------    ----------   -----------------       -----------------
Invesco Capital Development Fund
   Class A Shares                                       Contractual      2.00%         July 1, 2009         February 28, 2013
   Class B Shares                                       Contractual      2.75%         July 1, 2009         February 28, 2013
   Class C Shares                                       Contractual      2.75%         July 1, 2009         February 28, 2013
   Class R Shares                                       Contractual      2.25%         July 1, 2009         February 28, 2013
   Class Y Shares                                       Contractual      1.75%         July 1, 2009         February 28, 2013
   Investor Class Shares                                Contractual      2.00%         July 1, 2009         February 28, 2013
   Institutional Class Shares                           Contractual      1.75%         July 1, 2009         February 28, 2013
Invesco Charter Fund
   Class A Shares                                       Contractual      2.00%         July 1, 2009         February 28, 2013
   Class B Shares                                       Contractual      2.75%         July 1, 2009         February 28, 2013
   Class C Shares                                       Contractual      2.75%         July 1, 2009         February 28, 2013
   Class R Shares                                       Contractual      2.25%         July 1, 2009         February 28, 2013
   Class S Shares                                       Contractual      1.90%      September 25, 2009      February 28, 2013
   Class Y Shares                                       Contractual      1.75%         July 1, 2009         February 28, 2013
   Institutional Class Shares                           Contractual      1.75%         July 1, 2009         February 28, 2013
Invesco Constellation Fund
   Class A Shares                                       Contractual      2.00%         July 1, 2009         February 28, 2013
   Class B Shares                                       Contractual      2.75%         July 1, 2009         February 28, 2013
   Class C Shares                                       Contractual      2.75%         July 1, 2009         February 28, 2013
   Class R Shares                                       Contractual      2.25%         July 1, 2009         February 28, 2013
   Class Y Shares                                       Contractual      1.75%         July 1, 2009         February 28, 2013
   Institutional Class Shares                           Contractual      1.75%         July 1, 2009         February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                                        CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF          EXPIRATION
FUND                                                     VOLUNTARY     LIMITATION     CURRENT LIMIT               DATE
----                                                    -----------    ----------   -----------------       -----------------
Invesco Disciplined Equity Fund
   Class Y Shares                                       Contractual      1.75%        July 14, 2009         February 28, 2013
Invesco Diversified Dividend Fund
   Class A Shares                                       Contractual      0.95%        July 18, 2011           June 30, 2013
   Class B Shares                                       Contractual      1.70%        July 18, 2011           June 30, 2013
   Class C Shares                                       Contractual      1.70%        July 18, 2011           June 30, 2013
   Class R Shares                                       Contractual      1.20%        July 18, 2011           June 30, 2013
   Class Y Shares                                       Contractual      0.70%        July 18, 2011           June 30, 2013
   Investor Class Shares                                Contractual      0.95%        July 18, 2011           June 30, 2013
   Institutional Class Shares                           Contractual      0.70%        July 18, 2011           June 30, 2013

Invesco Summit Fund
   Class A Shares                                       Contractual      2.00%         July 1, 2009         February 28, 2013
   Class B Shares                                       Contractual      2.75%         July 1, 2009         February 28, 2013
   Class C Shares                                       Contractual      2.75%         July 1, 2009         February 28, 2013
   Class P Shares                                       Contractual      1.85%         July 1, 2009         February 28, 2013
   Class S Shares                                       Contractual      1.90%      September 25, 2009      February 28, 2013
   Class Y Shares                                       Contractual      1.75%         July 1, 2009         February 28, 2013
  Institutional Class Shares                            Contractual      1.75%         July 1, 2009         February 28, 2013

                    AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                        CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF         EXPIRATION
FUND                                                    VOLUNTARY      LIMITATION     CURRENT LIMIT              DATE
----                                                    -----------    ----------   -----------------       --------------

Invesco European Small Company Fund
   Class A Shares                                       Contractual      2.25%        July 1, 2009          April 30, 2013
   Class B Shares                                       Contractual      3.00%        July 1, 2009          April 30, 2013
   Class C Shares                                       Contractual      3.00%        July 1, 2009          April 30, 2013
   Class Y Shares                                       Contractual      2.00%        July 1, 2009          April 30, 2013

Invesco Global Core Equity Fund
   Class A Shares                                       Contractual      1.25%        May 23, 2011          June 30, 2013
   Class B Shares                                       Contractual      1.52%        May 23, 2011          June 30, 2013
   Class C Shares                                       Contractual      2.00%        May 23, 2011          June 30, 2013
   Class R Shares                                       Contractual      1.50%        May 23, 2011          June 30, 2013
   Class Y Shares                                       Contractual      1.00%        May 23, 2011          June 30, 2013
   Institutional Class Shares                           Contractual      1.00%        May 23, 2011          June 30, 2013

Invesco International Small Company Fund
   Class A Shares
   Class B Shares                                       Contractual      2.25%        July 1, 2009          April 30, 2013
   Class C Shares                                       Contractual      3.00%        July 1, 2009          April 30, 2013
   Class Y Shares                                       Contractual      3.00%        July 1, 2009          April 30, 2013
   Institutional Class Shares                           Contractual      2.00%        July 1, 2009          April 30, 2013
                                                        Contractual      2.00%        July 1, 2009          April 30, 2013
Invesco Small Cap Equity Fund
   Class A Shares                                       Contractual      2.00%        July 1, 2009          April 30, 2013
   Class B Shares                                       Contractual      2.75%        July 1, 2009          April 30, 2013
   Class C Shares                                       Contractual      2.75%        July 1, 2009          April 30, 2013
   Class R Shares                                       Contractual      2.25%        July 1, 2009          April 30, 2013
   Class Y Shares                                       Contractual      1.75%        July 1, 2009          April 30, 2013
   Institutional Class Shares                           Contractual      1.75%        July 1, 2009          April 30, 2013


See page 14 for footnotes to Exhibit A.


                                                           as of January 1, 2012

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                CONTRACTUAL/   EXPENSE      EFFECTIVE DATE OF     EXPIRATION
FUND                                            VOLUNTARY      LIMITATION   CURRENT LIMIT         DATE
----                                            -----------    ----------   -----------------     ----------
Invesco Balanced-Risk Retirement 2020 Fund(2)
     Class A Shares                             Contractual    0.25%        November 4, 2009      April 30, 2013
     Class A5 Shares                            Contractual    0.25%        February 12, 2010     April 30, 2013
     Class B Shares                             Contractual    1.00%        November 4, 2009      April 30, 2013
     Class C Shares                             Contractual    1.00%        November 4, 2009      April 30, 2013
     Class C5 Shares                            Contractual    1.00%        February 12, 2010     April 30, 2013
     Class R Shares                             Contractual    0.50%        November 4, 2009      April 30, 2013
     Class R5 Shares                            Contractual    0.50%        February 12, 2010     April 30, 2013
     Class Y Shares                             Contractual    0.00%        November 4, 2009      April 30, 2013
     Institutional Class Shares                 Contractual    0.00%        November 4, 2009      April 30, 2013

Invesco Balanced-Risk Retirement 2030 Fund(3)
     Class A Shares                             Contractual    0.25%        November 4, 2009      April 30, 2013
     Class A5 Shares                            Contractual    0.25%        February 12, 2010     April 30, 2013
     Class B Shares                             Contractual    1.00%        November 4, 2009      April 30, 2013
     Class C Shares                             Contractual    1.00%        November 4, 2009      April 30, 2013
     Class C5 Shares                            Contractual    1.00%        February 12, 2010     April 30, 2013
     Class R Shares                             Contractual    0.50%        November 4, 2009      April 30, 2013
     Class R5 Shares                            Contractual    0.50%        February 12, 2010     April 30, 2013
     Class Y Shares                             Contractual    0.00%        November 4, 2009      April 30, 2013
     Institutional Class Shares                 Contractual    0.00%        November 4, 2009      April 30, 2013

Invesco Balanced-Risk Retirement 2040 Fund(4)
     Class A Shares                             Contractual    0.25%        November 4, 2009      April 30, 2013
     Class A5 Shares                            Contractual    0.25%        February 12, 2010     April 30, 2013
     Class B Shares                             Contractual    1.00%        November 4, 2009      April 30, 2013
     Class C Shares                             Contractual    1.00%        November 4, 2009      April 30, 2013
     Class C5 Shares                            Contractual    1.00%        February 12, 2010     April 30, 2013
     Class R Shares                             Contractual    0.50%        November 4, 2009      April 30, 2013
     Class R5 Shares                            Contractual    0.50%        February 12, 2010     April 30, 2013
     Class Y Shares                             Contractual    0.00%        November 4, 2009      April 30, 2013
     Institutional Class Shares                 Contractual    0.00%        November 4, 2009      April 30, 2013

Invesco Balanced-Risk Retirement 2050 Fund(5)
     Class A Shares                             Contractual    0.25%        November 4, 2009      April 30, 2013
     Class A5 Shares                            Contractual    0.25%        February 12, 2010     April 30, 2013
     Class B Shares                             Contractual    1.00%        November 4, 2009      April 30, 2013
     Class C Shares                             Contractual    1.00%        November 4, 2009      April 30, 2013
     Class C5 Shares                            Contractual    1.00%        February 12, 2010     April 30, 2013
     Class R Shares                             Contractual    0.50%        November 4, 2009      April 30, 2013
     Class R5 Shares                            Contractual    0.50%        February 12, 2010     April 30, 2013
     Class Y Shares                             Contractual    0.00%        November 4, 2009      April 30, 2013
     Institutional Class Shares                 Contractual    0.00%        November 4, 2009      April 30, 2013

Invesco Balanced-Risk Retirement Now Fund(6)
     Class A Shares                             Contractual    0.25%        November 4, 2009      April 30, 2013
     Class A5 Shares                            Contractual    0.25%        February 12, 2010     April 30, 2013
     Class B Shares                             Contractual    1.00%        November 4, 2009      April 30, 2013
     Class C Shares                             Contractual    1.00%        November 4, 2009      April 30, 2013
     Class C5 Shares                            Contractual    1.00%        February 12, 2010     April 30, 2013
     Class R Shares                             Contractual    0.50%        November 4, 2009      April 30, 2013
     Class R5 Shares                            Contractual    0.50%        February 12, 2010     April 30, 2013
     Class Y Shares                             Contractual    0.00%        November 4, 2009      April 30, 2013
     Institutional Class Shares                 Contractual    0.00%        November 4, 2009      April 30, 2013

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                         CONTRACTUAL/   EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                                     VOLUNTARY      LIMITATION   CURRENT LIMIT           DATE
----                                     -----------    ----------   -----------------       -------------
Invesco Convertible Securities Fund
     Class A Shares                      Contractual    1.11%           May 23, 2011         June 30, 2012
     Class B Shares                      Contractual    1.86%           May 23, 2011         June 30, 2012
     Class C Shares                      Contractual    1.86%           May 23, 2011         June 30, 2012
     Class Y Shares                      Contractual    0.86%           May 23, 2011         June 30, 2012
     Institutional Class Shares          Contractual    0.86%           May 23, 2011         June 30, 2012
Invesco Global Equity Fund
     Class A Shares                      Contractual    2.25%           July 1, 2009         April 30, 2013
     Class B Shares                      Contractual    3.00%           July 1, 2009         April 30, 2013
     Class C Shares                      Contractual    3.00%           July 1, 2009         April 30, 2013
     Class R Shares                      Contractual    2.50%           July 1, 2009         April 30, 2013
     Class Y Shares                      Contractual    2.00%           July 1, 2009         April 30, 2013
     Institutional Class Shares          Contractual    2.00%           July 1, 2009         April 30, 2013
Invesco Growth Allocation Fund
     Class A Shares                      Contractual    0.37%           June 6, 2011         June 30, 2012
     Class B Shares                      Contractual    1.12%           June 6, 2011         June 30, 2012
     Class C Shares                      Contractual    1.12%           June 6, 2011         June 30, 2012
     Class R Shares                      Contractual    0.62%           June 6, 2011         June 30, 2012
     Class S Shares                      Contractual    0.27%           June 6, 2011         June 30, 2012
     Class Y Shares                      Contractual    0.12%           June 6, 2011         June 30, 2012
     Institutional Class Shares          Contractual    0.12%           June 6, 2011         June 30, 2012
Invesco Income Allocation Fund
     Class A Shares                      Contractual    0.25%           May 1, 2012          April 30, 2013
     Class B Shares                      Contractual    1.00%           May 1, 2012          April 30, 2013
     Class C Shares                      Contractual    1.00%           May 1, 2012          April 30, 2013
     Class R Shares                      Contractual    0.50%           May 1, 2012          April 30, 2013
     Class Y Shares                      Contractual    0.00%           May 1, 2012          April 30, 2013
     Institutional Class Shares          Contractual    0.00%           May 1, 2012          April 30, 2013

Invesco International Allocation Fund
     Class A Shares                      Contractual    0.43%           July 1, 2009         April 30, 2012
     Class B Shares                      Contractual    1.18%           July 1, 2009         April 30, 2012
     Class C Shares                      Contractual    1.18%           July 1, 2009         April 30, 2012
     Class R Shares                      Contractual    0.68%           July 1, 2009         April 30, 2012
     Class Y Shares                      Contractual    0.18%           July 1, 2009         April 30, 2012
     Institutional Class Shares          Contractual    0.18%           July 1, 2009         April 30, 2012

Invesco Mid Cap Core Equity Fund
     Class A Shares                      Contractual    2.00%           July 1, 2009         April 30, 2013
     Class B Shares                      Contractual    2.75%           July 1, 2009         April 30, 2013
     Class C Shares                      Contractual    2.75%           July 1, 2009         April 30, 2013
     Class R Shares                      Contractual    2.25%           July 1, 2009         April 30, 2013
     Class Y Shares                      Contractual    1.75%           July 1, 2009         April 30, 2013
Institutional Class Shares               Contractual    1.75%           July 1, 2009         April 30, 2013
Invesco Moderate Allocation Fund
     Class A Shares                      Contractual    0.37%           July 1, 2009         June 30, 2012
     Class B Shares                      Contractual    1.12%           July 1, 2009         June 30, 2012
     Class C Shares                      Contractual    1.12%           July 1, 2009         June 30, 2012
     Class R Shares                      Contractual    0.62%           July 1, 2009         June 30, 2012
     Class S Shares                      Contractual    0.27%        September 25, 2009      June 30, 2012
     Class Y Shares                      Contractual    0.12%           July 1, 2009         June 30, 2012
     Institutional Class Shares          Contractual    0.12%           July 1, 2009         June 30, 2012

Invesco Conservative Allocation Fund
     Class A Shares                      Contractual    0.39%           July 1, 2009         June 30, 2012
     Class B Shares                      Contractual    1.14%           July 1, 2009         June 30, 2012
     Class C Shares                      Contractual    1.14%           July 1, 2009         June 30, 2012
     Class R Shares                      Contractual    0.64%           July 1, 2009         June 30, 2012
     Class S Shares                      Contractual    0.29%           June 6, 2011         June 30, 2012
     Class Y Shares                      Contractual    0.14%           July 1, 2009         June 30, 2012
     Institutional Class Shares          Contractual    0.14%           July 1, 2009         June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                         CONTRACTUAL/   EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                                     VOLUNTARY      LIMITATION   CURRENT LIMIT           DATE
----                                     -----------    ----------   -----------------       --------------
Invesco Small Cap Growth Fund
     Class A Shares                      Contractual    2.00%          July 1, 2009          April 30, 2013
     Class B Shares                      Contractual    2.75%          July 1, 2009          April 30, 2013
     Class C Shares                      Contractual    2.75%          July 1, 2009          April 30, 2013
     Class R Shares                      Contractual    2.25%          July 1, 2009          April 30, 2013
     Class Y Shares                      Contractual    1.75%          July 1, 2009          April 30, 2013
     Investor Class Shares               Contractual    2.00%          July 1, 2009          April 30, 2013
Institutional Class Shares               Contractual    1.75%          July 1, 2009          April 30, 2013

Invesco Van Kampen Leaders Fund
     Class A Shares                      Contractual    0.50%        February 12, 2010        June 30, 2012
     Class B Shares                      Contractual    1.25%        February 12, 2010        June 30, 2012
     Class C Shares                      Contractual    1.25%        February 12, 2010        June 30, 2012
     Class Y Shares                      Contractual    0.25%        February 12, 2010        June 30, 2012

Invesco Van Kampen U.S. Mortgage Fund
     Class A Shares                      Contractual    0.96%        February 12, 2010        June 30, 2012
     Class B Shares                      Contractual    1.71%        February 12, 2010        June 30, 2012
     Class C Shares                      Contractual    1.71%        February 12, 2010        June 30, 2012
     Class Y Shares                      Contractual    0.71%        February 12, 2010        June 30, 2012
     Institutional Class Shares          Contractual    0.71%        February 12, 2010        June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/   EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                                        VOLUNTARY      LIMITATION   CURRENT LIMIT           DATE
----                                        -----------    ----------   -----------------       -----------------
Invesco Asia Pacific Growth Fund
     Class A Shares                         Contractual    2.25%          July 1, 2009          February 28, 2013
     Class B Shares                         Contractual    3.00%          July 1, 2009          February 28, 2013
     Class C Shares                         Contractual    3.00%          July 1, 2009          February 28, 2013
     Class Y Shares                         Contractual    2.00%          July 1, 2009          February 28, 2013
Invesco European Growth Fund
     Class A Shares                         Contractual    2.25%          July 1, 2009          February 28, 2013
     Class B Shares                         Contractual    3.00%          July 1, 2009          February 28, 2013
     Class C Shares                         Contractual    3.00%          July 1, 2009          February 28, 2013
     Class R Shares                         Contractual    2.50%          July 1, 2009          February 28, 2013
     Class Y Shares                         Contractual    2.00%          July 1, 2009          February 28, 2013
     Investor Class Shares                  Contractual    2.25%          July 1, 2009          February 28, 2013
Invesco Global Growth Fund
     Class A Shares                         Contractual    1.32%        December 19, 2011       December 31, 2012
     Class B Shares                         Contractual    2.07%        December 19, 2011       December 31, 2012
     Class C Shares                         Contractual    2.07%        December 19, 2011       December 31, 2012
     Class Y Shares                         Contractual    1.07%        December 19, 2011       December 31, 2012
Institutional Class Shares                  Contractual    1.07%        December 19, 2011       December 31, 2012

Invesco Global Small & Mid Cap Growth Fund
     Class A Shares                         Contractual    2.25%          July 1, 2009          February 28, 2013
     Class B Shares                         Contractual    3.00%          July 1, 2009          February 28, 2013
     Class C Shares                         Contractual    3.00%          July 1, 2009          February 28, 2013
     Class Y Shares                         Contractual    2.00%          July 1, 2009          February 28, 2013
     Institutional Class Shares             Contractual    2.00%          July 1, 2009          February 28, 2013

Invesco International Core Equity Fund
     Class A Shares                         Contractual    2.25%          July 1, 2009          February 28, 2013
     Class B Shares                         Contractual    3.00%          July 1, 2009          February 28, 2013
     Class C Shares                         Contractual    3.00%          July 1, 2009          February 28, 2013
     Class R Shares                         Contractual    2.50%          July 1, 2009          February 28, 2013
     Class Y Shares                         Contractual    2.00%          July 1, 2009          February 28, 2013
     Investor Class Shares                  Contractual    2.25%          July 1, 2009          February 28, 2013
     Institutional Class Shares             Contractual    2.00%          July 1, 2009          February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                            CONTRACTUAL/   EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                                        VOLUNTARY      LIMITATION   CURRENT LIMIT           DATE
----                                        -----------    ----------   -----------------       -------------
Invesco International Growth Fund
     Class A Shares                         Contractual    1.40%          May 23, 2011          June 30, 2013
     Class B Shares                         Contractual    2.15%          May 23, 2011          June 30, 2013
     Class C Shares                         Contractual    2.15%          May 23, 2011          June 30, 2013
     Class R Shares                         Contractual    1.65%          May 23, 2011          June 30, 2013
     Class Y Shares                         Contractual    1.15%          May 23, 2011          June 30, 2013
Institutional Class Shares                  Contractual    1.15%          May 23, 2011          June 30, 2013


                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/   EXPENSE        EFFECTIVE DATE OF       EXPIRATION
FUND                                              VOLUNTARY      LIMITATION     CURRENT LIMIT           DATE
----                                              -----------    ----------     -----------------       -----------------
Invesco Balanced-Risk Allocation Fund(7)
     Class A Shares                               Contractual    1.04%          November 4, 2009        February 28, 2012
     Class B Shares                               Contractual    1.79%          November 4, 2009        February 28, 2012
     Class C Shares                               Contractual    1.79%          November 4, 2009        February 28, 2012
     Class R Shares                               Contractual    1.29%          November 4, 2009        February 28, 2012
     Class Y Shares                               Contractual    0.79%          November 4, 2009        February 28, 2012
     Institutional Class Shares                   Contractual    0.79%          November 4, 2009        February 28, 2012

Invesco Balanced-Risk Commodity Strategy Fund(10)
     Class A Shares                               Contractual    1.22%          November 29, 2010       February 28, 2013
     Class B Shares                               Contractual    1.97%          November 29, 2010       February 28, 2013
     Class C Shares                               Contractual    1.97%          November 29, 2010       February 28, 2013
     Class R Shares                               Contractual    1.47%          November 29, 2010       February 28, 2013
     Class Y Shares                               Contractual    0.97%          November 29, 2010       February 28, 2013
     Institutional Class Shares                   Contractual    0.97%          November 29, 2010       February 28, 2013
Invesco China Fund
     Class A Shares                               Contractual    2.25%            July 1, 2009          February 28, 2013
     Class B Shares                               Contractual    3.00%            July 1, 2009          February 28, 2013
     Class C Shares                               Contractual    3.00%            July 1, 2009          February 28, 2013
     Class Y Shares                               Contractual    2.00%            July 1, 2009          February 28, 2013
     Institutional Class Shares                   Contractual    2.00%            July 1, 2009          February 28, 2013
Invesco Commodities Strategy Fund(11)
     Class A Shares                               Contractual    1.25%          February 12, 2010         June 30, 2012
     Class B Shares                               Contractual    2.00%          February 12, 2010         June 30, 2012
     Class C Shares                               Contractual    2.00%          February 12, 2010         June 30, 2012
     Class R Shares                               Contractual    1.50%          February 12, 2010         June 30, 2012
     Class Y Shares                               Contractual    1.00%          February 12, 2010         June 30, 2012
     Institutional Class Shares                   Contractual    1.00%          February 12, 2010         June 30, 2012
Invesco Developing Markets Fund
     Class A Shares                               Contractual    2.10%            May 23, 2011            June 30, 2012
     Class B Shares                               Contractual    2.85%            May 23, 2011            June 30, 2012
     Class C Shares                               Contractual    2.85%            May 23, 2011            June 30, 2012
     Class Y Shares                               Contractual    1.85%            May 23, 2011            June 30, 2012
     Institutional Class Shares                   Contractual    1.85%            May 23, 2011            June 30, 2012

Invesco Emerging Markets Equity Fund
     Class A Shares                               Contractual    1.85%            May 11, 2011          February 28, 2013
     Class C Shares                               Contractual    2.60%            May 11, 2011          February 28, 2013
     Class R Shares                               Contractual    2.10%            May 11, 2011          February 28, 2013
     Class Y Shares                               Contractual    1.60%            May 11, 2011          February 28, 2013
     Institutional Class Shares                   Contractual    1.60%            May 11, 2011          February 28, 2013

Invesco Emerging Market Local Currency Debt Fund
     Class A Shares                               Contractual    1.24%            June 14, 2010         February 28, 2013
     Class B Shares                               Contractual    1.99%            June 14, 2010         February 28, 2013
     Class C Shares                               Contractual    1.99%            June 14, 2010         February 28, 2013
     Class R Shares                               Contractual    1.49%            June 14, 2010         February 28, 2013
     Class Y Shares                               Contractual    0.99%            June 14, 2010         February 28, 2013
     Institutional Class Shares                   Contractual    0.99%            June 14, 2010         February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                                  CONTRACTUAL/   EXPENSE        EFFECTIVE DATE OF       EXPIRATION
FUND                                              VOLUNTARY      LIMITATION     CURRENT LIMIT           DATE
----                                              -----------    ----------     -----------------       -----------------
Invesco Endeavor Fund
     Class A Shares                               Contractual    2.00%            July 1, 2009          February 28, 2013
     Class B Shares                               Contractual    2.75%            July 1, 2009          February 28, 2013
     Class C Shares                               Contractual    2.75%            July 1, 2009          February 28, 2013
     Class R Shares                               Contractual    2.25%            July 1, 2009          February 28, 2013
     Class Y Shares                               Contractual    1.75%            July 1, 2009          February 28, 2013
     Institutional Class Shares                   Contractual    1.75%            July 1, 2009          February 28, 2013
Invesco Global Health Care Fund
     Class A Shares                               Contractual    1.65%            May 23, 2011            June 30, 2012
     Class B Shares                               Contractual    2.40%            May 23, 2011            June 30, 2012
     Class C Shares                               Contractual    2.40%            May 23, 2011            June 30, 2012
     Class Y Shares                               Contractual    1.40%            May 23, 2011            June 30, 2012
     Investor Class Shares                        Contractual    1.65%            May 23, 2011            June 30, 2012

Invesco International Total Return Fund
     Class A Shares                               Contractual    1.10%           March 31, 2006         February 28, 2013
     Class B Shares                               Contractual    1.85%           March 31, 2006         February 28, 2013
     Class C Shares                               Contractual    1.85%           March 31, 2006         February 28, 2013
     Class Y Shares                               Contractual    0.85%           October 3, 2008        February 28, 2013
     Institutional Class Shares                   Contractual    0.85%           March 31, 2006         February 28, 2013
Invesco Pacific Growth Fund
     Class A Shares
     Class B Shares                               Contractual    1.88%          February 12, 2010         June 30, 2012
     Class C Shares                               Contractual    2.63%          February 12, 2010         June 30, 2012
     Class R Shares                               Contractual    2.63%          February 12, 2010         June 30, 2012
     Class Y Shares                               Contractual    2.13%          February 12, 2010         June 30, 2012
     Institutional Class Shares                   Contractual    1.63%          February 12, 2010         June 30, 2012
                                                  Contractual    1.63%            May 23, 2011            June 30, 2012
Invesco Premium Income Fund
     Class A Shares                               Contractual    0.89%          December 13, 2011       February 28, 2013
     Class C Shares                               Contractual    1.64%          December 13, 2011       February 28, 2013
     Class R Shares                               Contractual    1.14%          December 13, 2011       February 28, 2013
     Class Y Shares                               Contractual    0.64%          December 13, 2011       February 28, 2013
     Institutional Class Shares                   Contractual    0.64%          December 13, 2011       February 28, 2013
Invesco Small Companies Fund
     Class A Shares                               Contractual    2.00%            July 1, 2009          February 28, 2013
     Class B Shares                               Contractual    2.75%            July 1, 2009          February 28, 2013
     Class C Shares                               Contractual    2.75%            July 1, 2009          February 28, 2013
     Class R Shares                               Contractual    2.25%            July 1, 2009          February 28, 2013
     Class Y Shares                               Contractual    1.75%            July 1, 2009          February 28, 2013
     Institutional Class Shares                   Contractual    1.75%            July 1, 2009          February 28, 2013

       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                  CONTRACTUAL/   EXPENSE        EFFECTIVE DATE OF       EXPIRATION
FUND                                              VOLUNTARY      LIMITATION     CURRENT LIMIT           DATE
----                                              -----------    ----------     -----------------       -------------
Invesco Dynamics Fund
     Class A Shares                               Contractual    2.00%            July 1, 2009          June 30, 2012
     Class B Shares                               Contractual    2.75%            July 1, 2009          June 30, 2012
     Class C Shares                               Contractual    2.75%            July 1, 2009          June 30, 2012
     Class R Shares                               Contractual    2.25%            July 1, 2009          June 30, 2012
     Class Y Shares                               Contractual    1.75%            July 1, 2009          June 30, 2012
     Investor Class Shares                        Contractual    2.00%            July 1, 2009          June 30, 2012
     Institutional Class Shares                   Contractual    1.75%            July 1, 2009          June 30, 2012
Invesco Global Real Estate Fund
     Class A Shares                               Contractual    2.00%            July 1, 2009          June 30, 2012
     Class B Shares                               Contractual    2.75%            July 1, 2009          June 30, 2012
     Class C Shares                               Contractual    2.75%            July 1, 2009          June 30, 2012
     Class R Shares                               Contractual    2.25%            July 1, 2009          June 30, 2012
     Class Y Shares                               Contractual    1.75%            July 1, 2009          June 30, 2012
     Institutional Class Shares                   Contractual    1.75%            July 1, 2009          June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                                  CONTRACTUAL/   EXPENSE        EFFECTIVE DATE OF       EXPIRATION
FUND                                              VOLUNTARY      LIMITATION     CURRENT LIMIT           DATE
----                                              -----------    ----------     -----------------       -------------
Invesco High Yield Fund
     Class A Shares                               Contractual    0.89%            June 6, 2011          June 30, 2013
     Class B Shares                               Contractual    1.64%            June 6, 2011          June 30, 2013
     Class C Shares                               Contractual    1.64%            June 6, 2011          June 30, 2013
     Class Y Shares                               Contractual    0.64%            June 6, 2011          June 30, 2013
     Investor Class Shares                        Contractual    0.89%            June 6, 2011          June 30, 2013
     Institutional Class Shares                   Contractual    0.64%            June 6, 2011          June 30, 2013

Invesco High Yield Securities Fund
     Class A Shares                               Contractual    2.13%          February 12, 2010       June 30, 2012
     Class B Shares                               Contractual    2.63%          February 12, 2010       June 30, 2012
     Class C Shares                               Contractual    2.73%          February 12, 2010       June 30, 2012
     Class Y Shares                               Contractual    1.88%          February 12, 2010       June 30, 2012
Invesco Municipal Bond Fund
     Class A Shares                               Contractual    0.70%            July 1, 2011          June 30, 2012
     Class B Shares                               Contractual    1.45%            July 1, 2011          June 30, 2012
     Class C Shares                               Contractual    1.45%            July 1, 2011          June 30, 2012
     Class Y Shares                               Contractual    0.45%            July 1, 2011          June 30, 2012
     Investor Class Shares                        Contractual    0.70%            July 1, 2011          June 30, 2012
Invesco Real Estate Fund
     Class A Shares                               Contractual    1.55%            May 23, 2011          June 30, 2012
     Class B Shares                               Contractual    2.30%            May 23, 2011          June 30, 2012
     Class C Shares                               Contractual    2.30%            May 23, 2011          June 30, 2012
     Class R Shares                               Contractual    1.80%            May 23, 2011          June 30, 2012
     Class Y Shares                               Contractual    1.30%            May 23, 2011          June 30, 2012
     Investor Class Shares                        Contractual    1.55%            May 23, 2011          June 30, 2012
     Institutional Class Shares                   Contractual    1.30%            May 23, 2011          June 30, 2012
Invesco Short Term Bond Fund
     Class A Shares                               Contractual    0.56%            June 6, 2011          June 30, 2013
     Class C Shares                               Contractual    0.91%            March 4, 2009         June 30, 2013
     Class R Shares                               Contractual    0.91%            March 4, 2009         June 30, 2013
     Class Y Shares                               Contractual    0.41%            March 4, 2009         June 30, 2013
     Institutional Class Shares                   Contractual    0.41%            March 4, 2009         June 30, 2013
Invesco U.S. Government Fund
     Class A Shares                               Contractual    1.03%            June 6, 2011          June 30, 2012
     Class B Shares                               Contractual    1.78%            June 6, 2011          June 30, 2012
     Class C Shares                               Contractual    1.78%            June 6, 2011          June 30, 2012
     Class R Shares                               Contractual    1.28%            June 6, 2011          June 30, 2012
     Class Y Shares                               Contractual    0.78%            June 6, 2011          June 30, 2012
     Investor Class Shares                        Contractual    1.03%            June 6, 2011          June 30, 2012
     Institutional Class Shares                   Contractual    0.78%            June 6, 3011          June 30, 2012

Invesco Van Kampen Corporate Bond Fund
     Class A Shares                               Contractual    0.95%          February 12, 2010       June 30, 2012
     Class B Shares                               Contractual    1.29%            June 6, 2011          June 30, 2012
     Class C Shares                               Contractual    1.65%            June 6, 2011          June 30, 2012
     Class R Shares                               Contractual    1.20%            June 6, 2011          June 30, 2012
     Class Y Shares                               Contractual    0.70%          February 12, 2010       June 30, 2012
     Institutional Class Shares                   Contractual    0.70%          February 12, 2010       June 30, 2012

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                  CONTRACTUAL/   EXPENSE        EFFECTIVE DATE OF       EXPIRATION
FUND                                              VOLUNTARY      LIMITATION     CURRENT LIMIT           DATE
----                                              -----------    ----------     -----------------       ---------------
Invesco Energy Fund
     Class A Shares                               Contractual    2.00%            July 1, 2009          August 31, 2012
     Class B Shares                               Contractual    2.75%            July 1, 2009          August 31, 2012
     Class C Shares                               Contractual    2.75%            July 1, 2009          August 31, 2012
     Class Y Shares                               Contractual    1.75%            July 1, 2009          August 31, 2012
     Investor Class Shares                        Contractual    2.00%            July 1, 2009          August 31, 2012
     Institutional Class Shares                   Contractual    1.75%            July 1, 2009          August 31, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                                  CONTRACTUAL/   EXPENSE        EFFECTIVE DATE OF       EXPIRATION
FUND                                              VOLUNTARY      LIMITATION     CURRENT LIMIT           DATE
----                                              -----------    ----------     -----------------       ---------------
Invesco Gold & Precious Metals Fund
     Class A Shares                               Contractual    2.00%            July 1, 2009          August 31, 2012
     Class B Shares                               Contractual    2.75%            July 1, 2009          August 31, 2012
     Class C Shares                               Contractual    2.75%            July 1, 2009          August 31, 2012
     Class Y Shares                               Contractual    1.75%            July 1, 2009          August 31, 2012
     Investor Class Shares                        Contractual    2.00%            July 1, 2009          August 31, 2012

Invesco Leisure Fund
     Class A Shares                               Contractual    2.00%            July 1, 2009          August 31, 2012
     Class B Shares                               Contractual    2.75%            July 1, 2009          August 31, 2012
     Class C Shares                               Contractual    2.75%            July 1, 2009          August 31, 2012
     Class R Shares                               Contractual    2.25%            July 1, 2009          August 31, 2012
     Class Y Shares                               Contractual    1.75%            July 1, 2009          August 31, 2012
     Investor Class Shares                        Contractual    2.00%            July 1, 2009          August 31, 2012

Invesco Technology Fund
     Class A Shares                               Contractual    1.76%            May 23, 2011           June 30, 2012
     Class B Shares                               Contractual    2.51%            May 23, 2011           June 30, 2012
     Class C Shares                               Contractual    2.51%            May 23, 2011           June 30, 2012
     Class Y Shares                               Contractual    1.51%            May 23, 2011           June 30, 2012
     Investor Class Shares                        Contractual    1.76%            May 23, 2011           June 30, 2012
     Institutional Class Shares                   Contractual    1.51%            May 23, 2011           June 30, 2012

Invesco Technology Sector Fund
     Class A Shares                               Contractual    2.00%          February 12, 2010        June 30, 2012
     Class B Shares                               Contractual    2.75%          February 12, 2010        June 30, 2012
     Class C Shares                               Contractual    2.75%          February 12, 2010        June 30, 2012
     Class Y Shares                               Contractual    1.75%          February 12, 2010        June 30, 2012

Invesco U.S. Mid Cap Value Fund
     Class A Shares
     Class B Shares                               Contractual    1.27%          February 12, 2010        June 30, 2012
     Class C Shares                               Contractual    2.02%          February 12, 2010        June 30, 2012
     Class Y Shares                               Contractual    2.02%          February 12, 2010        June 30, 2012
                                                  Contractual    1.02%          February 12, 2010        June 30, 2012
Invesco Utilities Fund
     Class A Shares                               Contractual    1.32%            May 23, 2011           June 30, 2013
     Class B Shares                               Contractual    2.07%            May 23, 2011           June 30, 2013
     Class C Shares                               Contractual    2.07%            May 23, 2011           June 30, 2013
     Class Y Shares                               Contractual    1.07%            May 23, 2011           June 30, 2013
     Investor Class Shares                        Contractual    1.32%            May 23, 2011           June 30, 2013
     Institutional Class Shares                   Contractual    1.07%            May 23, 2011           June 30, 2013

Invesco Van Kampen American Value Fund
     Class A Shares                               Contractual    1.41%          February 12, 2010        June 30, 2012
     Class B Shares                               Contractual    1.65%            May 23, 2011           June 30, 2012
     Class C Shares                               Contractual    2.16%          February 12, 2010        June 30, 2012
     Class R Shares                               Contractual    1.66%          February 12, 2010        June 30, 2012
     Class Y Shares                               Contractual    1.16%          February 12, 2010        June 30, 2012
     Institutional Class Shares                   Contractual    1.16%          February 12, 2010        June 30, 2012

Invesco Van Kampen Comstock Fund
     Class A Shares                               Contractual    0.89%          February 12, 2010        June 30, 2012
     Class B Shares                               Contractual    1.64%          February 12, 2010        June 30, 2012
     Class C Shares                               Contractual    1.64%          February 12, 2010        June 30, 2012
     Class R Shares                               Contractual    1.14%          February 12, 2010        June 30, 2012
     Class Y Shares                               Contractual    0.64%          February 12, 2010        June 30, 2012
     Institutional Class Shares                   Contractual    0.64%          February 12, 2010        June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                                            CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                        VOLUNTARY       LIMITATION    CURRENT LIMIT         DATE
----                                                        -----------     ----------    -----------------     --------------
Invesco Van Kampen Mid Cap Growth Fund
     Class A Shares
     Class B Shares                                         Contractual     1.40%         February 12, 2010      June 30, 2012
     Class C Shares                                         Contractual     2.15%         February 12, 2010      June 30, 2012
     Class R Shares                                         Contractual     2.15%         February 12, 2010      June 30, 2012
     Class Y Shares                                         Contractual     1.65%         February 12, 2010      June 30, 2012
     Institutional Class Shares                             Contractual     1.15%         February 12, 2010      June 30, 2012
                                                            Contractual     1.15%         February 12, 2010      June 30, 2012

Invesco Van Kampen Small Cap Value Fund
     Class A Shares                                         Contractual     1.03%           May 23, 2011         June 30, 2012
     Class B Shares                                         Contractual     1.40%(8)        May 23, 2011         June 30, 2012
     Class C Shares                                         Contractual     1.78%           May 23, 2011         June 30, 2012
     Class Y Shares                                         Contractual     0.78%           May 23, 2011         June 30, 2012

Van Kampen Value Opportunities Fund
     Class A Shares                                         Contractual     1.41%         February 12, 2010      June 30, 2012
     Class B Shares                                         Contractual     2.16%         February 12, 2010      June 30, 2012
     Class C Shares                                         Contractual     2.16%         February 12, 2010      June 30, 2012
     Class R Shares                                         Contractual     1.66%           May 23, 2011         June 30, 2012
     Class Y Shares                                         Contractual     1.16%         February 12, 2010      June 30, 2012
     Institutional Class Shares                             Contractual     1.16%           May 23, 2011         June 30, 2012

                    AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                            CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                        VOLUNTARY       LIMITATION    CURRENT LIMIT         DATE
----                                                        -----------     ----------    -----------------     --------------
Invesco High Income Municipal Fund
     Class A Shares                                         Voluntary       0.85%           July 1, 2011            N/A(9)
     Class B Shares                                         Voluntary       1.60%           July 1, 2011            N/A(9)
     Class C Shares                                         Voluntary       1.60%           July 1, 2011            N/A(9)
     Class Y Shares                                         Voluntary       0.60%           July 1, 2011            N/A(9)
     Institutional Class Shares                             Voluntary       0.60%           July 1, 2011            N/A(9)

Invesco Van Kampen High Yield Municipal Fund
     Class A Shares                                         Contractual     0.87%         February 12, 2010      June 30, 2012
     Class B Shares                                         Contractual     1.62%         February 12, 2010      June 30, 2012
     Class C Shares                                         Contractual     1.62%         February 12, 2010      June 30, 2012
     Class Y Shares                                         Contractual     0.62%         February 12, 2010      June 30, 2012

Invesco Van Kampen Intermediate Term Municipal Income Fund
     Class A Shares                                         Contractual     0.75%           June 6, 2011         June 30, 2013
     Class B Shares                                         Contractual     1.50%           June 6, 2011         June 30, 2013
     Class C Shares                                         Contractual     1.50%           June 6, 2011         June 30, 2013
     Class Y Shares                                         Contractual     0.50%           June 6, 2011         June 30, 2013

Invesco Van Kampen Municipal Income Fund
     Class A Shares                                         Contractual     0.83%           June 6, 2011         June 30, 2013
     Class B Shares                                         Contractual     1.58%           June 6, 2011         June 30, 2013
     Class C Shares                                         Contractual     1.58%           June 6, 2011         June 30, 2013
     Class Y Shares                                         Contractual     0.58%           June 6, 2011         June 30, 2013

Invesco Van Kampen New York Tax Free Income Fund
     Class A Shares                                         Contractual     0.78%         February 12, 2010      June 30, 2012
     Class B Shares                                         Contractual     1.53%         February 12, 2010      June 30, 2012
     Class C Shares                                         Contractual     1.53%         February 12, 2010      June 30, 2012
     Class Y Shares                                         Contractual     0.53%         February 12, 2010      June 30, 2012
See page 14 for footnotes to Exhibit A.

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) Following the reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

(3) Following the reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

(4) Following the reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

(5) Following the reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

(6) Following the reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

(7) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

(8) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(9) Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(10) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

(11) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                           as of January 1, 2012

               EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)
               -------------------------------------------------

                          SHORT-TERM INVESTMENTS TRUST

                                         CONTRACTUAL/   EXPENSE         EFFECTIVE DATE OF       EXPIRATION
FUND                                     VOLUNTARY      LIMITATION      CURRENT LIMIT           DATE
----                                     -----------    ----------      -----------------       ----------
Government & Agency Portfolio
  Cash Management Class                  Contractual      0.22%(2)      July 1, 2009            December 31, 2012
  Corporate Class                        Contractual         0.17%      July 1, 2009            December 31, 2012
  Institutional Class                    Contractual         0.14%      July 1, 2009            December 31, 2012
  Personal Investment Class              Contractual      0.69%(2)      July 1, 2009            December 31, 2012
  Private Investment Class               Contractual      0.44%(2)      July 1, 2009            December 31, 2012
  Reserve Class                          Contractual      1.01%(2)      July 1, 2009            December 31, 2012
  Resource Class                         Contractual      0.30%(2)      July 1, 2009            December 31, 2012

Government TaxAdvantage Portfolio
  Cash Management Class                  Contractual      0.22%(2)      July 1, 2009            December 31, 2012
  Corporate Class                        Contractual         0.17%      July 1, 2009            December 31, 2012
  Institutional Class                    Contractual         0.14%      July 1, 2009            December 31, 2012
  Personal Investment Class              Contractual      0.69%(2)      July 1, 2009            December 31, 2012
  Private Investment Class               Contractual      0.39%(2)      July 1, 2009            December 31, 2012
  Reserve Class                          Contractual      1.01%(2)      July 1, 2009            December 31, 2012
  Resource Class                         Contractual      0.30%(2)      July 1, 2009            December 31, 2012
Liquid Assets Portfolio
  Cash Management Class                  Contractual      0.22%(2)      July 1, 2009            December 31, 2012
  Corporate Class                        Contractual         0.17%      July 1, 2009            December 31, 2012
  Institutional Class                    Contractual         0.14%      July 1, 2009            December 31, 2012
  Personal Investment Class              Contractual      0.69%(2)      July 1, 2009            December 31, 2012
  Private Investment Class               Contractual      0.44%(2)      July 1, 2009            December 31, 2012
  Reserve Class                          Contractual      1.01%(2)      July 1, 2009            December 31, 2012
  Resource Class                         Contractual         0.34%      July 1, 2009            December 31, 2012
STIC Prime Portfolio
  Cash Management Class                  Contractual      0.22%(2)      July 1, 2009            December 31, 2012
  Corporate Class                        Contractual         0.17%      July 1, 2009            December 31, 2012
  Institutional Class                    Contractual         0.14%      July 1, 2009            December 31, 2012
  Personal Investment Class              Contractual      0.69%(2)      July 1, 2009            December 31, 2012
  Private Investment Class               Contractual      0.44%(2)      July 1, 2009            December 31, 2012
  Reserve Class                          Contractual      1.01%(2)      July 1, 2009            December 31, 2012
  Resource Class                         Contractual      0.30%(2)      July 1, 2009            December 31, 2012
Tax-Free Cash Reserve Portfolio(3)
  Cash Management Class                  Contractual      0.33%(2)      July 1, 2009            December 31, 2012
  Corporate Class                        Contractual         0.28%      July 1, 2009            December 31, 2012
  Institutional Class                    Contractual         0.25%      July 1, 2009            December 31, 2012
  Personal Investment Class              Contractual      0.80%(2)      July 1, 2009            December 31, 2012
  Private Investment Class               Contractual      0.50%(2)      July 1, 2009            December 31, 2012
  Reserve Class                          Contractual      1.12%(2)      July 1, 2009            December 31, 2012
  Resource Class                         Contractual       0.41%(2)     July 1, 2009            December 31, 2012
Treasury Portfolio
  Cash Management Class                  Contractual      0.22%(2)      July 1, 2009            December 31, 2012
  Corporate Class                        Contractual         0.17%      July 1, 2009            December 31, 2012
  Institutional Class                    Contractual         0.14%      July 1, 2009            December 31, 2012
  Personal Investment Class              Contractual      0.69%(2)      July 1, 2009            December 31, 2012
  Private Investment Class               Contractual      0.44%(2)      July 1, 2009            December 31, 2012
  Reserve Class                          Contractual      1.01%(2)      July 1, 2009            December 31, 2012
  Resource Class                         Contractual      0.30%(2)      July 1, 2009            December 31, 2012

(1) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                           as of January 1, 2012

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                              CONTRACTUAL/       EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                          VOLUNTARY          LIMITATION    CURRENT LIMIT         DATE
----                                                          ------------       ----------    -----------------     --------------
Invesco V.I. Balanced-Risk Allocation Fund(1)
     Series I Shares                                          Contractual        0.62%          January 1, 2012       June 30, 2013
     SERIES II SHARES                                         Contractual        0.87%          January 1, 2012       June 30, 2013

Invesco V.I. Basic Value Fund
     Series I Shares                                          Contractual        1.30%          January 1, 2005      April 30, 2013
     Series II Shares                                         Contractual        1.45%          January 1, 2005      April 30, 2013

Invesco V.I. Capital Appreciation Fund
     Series I Shares                                          Contractual        1.30%          January 1, 2005      April 30, 2013
     Series II Shares                                         Contractual        1.45%          January 1, 2005      April 30, 2013

Invesco V.I. Capital Development Fund
     Series I Shares                                          Contractual        1.30%          January 1, 2005       June 30, 2012
     Series II Shares                                         Contractual        1.45%          January 1, 2005       June 30, 2012
Invesco V.I. Core Equity Fund
     Series I Shares                                          Contractual        1.30%          January 1, 2005      April 30, 2013
     Series II Shares                                         Contractual        1.45%          January 1, 2005      April 30, 2013

Invesco V.I. Diversified Income Fund
     Series I Shares                                          Contractual        0.75%           July 1, 2005        April 30, 2013
     Series II Shares                                         Contractual        1.00%           July 1, 2005        April 30, 2013
Invesco V.I. Dividend Growth Fund
     Series I Shares                                          Contractual        0.77%           July 1, 2012        April 30, 2013
     Series II Shares                                         Contractual        1.02%           July 1, 2012        April 30, 2013

Invesco V.I. Global Health Care Fund
     Series I Shares                                          Contractual        1.30%          April 30, 2004       April 30, 2013
     Series II Shares                                         Contractual        1.45%          April 30, 2004       April 30, 2013

Invesco V.I. Global Real Estate Fund
     Series I Shares                                          Contractual        1.30%          April 30, 2004       April 30, 2013
     Series II Shares                                         Contractual        1.45%          April 30, 2004       April 30, 2013

Invesco V.I. Government Securities Fund
     Series I Shares                                          Contractual        0.70%           July 1, 2012        April 30, 2013
     Series II Shares                                         Contractual        0.95%           July 1, 2012        April 30, 2013

----------
(1) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                           as of January 1, 2012

                                                              CONTRACTUAL/       EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                          VOLUNTARY          LIMITATION    CURRENT LIMIT         DATE
----                                                          ------------       ----------    -----------------     -----------
Invesco V.I. High Yield Fund
     Series II Shares                                         Contractual        0.80%            May 2, 2011        June 30, 2013
     Series II Shares                                         Contractual        1.05%            May 2, 2011        June 30, 2013

Invesco V.I. High Yield Securities Fund
     Series I Shares                                          Contractual        1.75%         February 12, 2010     June 30, 2012
     Series II Shares                                         Contractual        2.00%         February 12, 2010     June 30, 2012

Invesco V.I. International Growth Fund
     Series I Shares                                          Contractual        1.11%            May 2, 2011        June 30, 2012
     Series II Shares                                         Contractual        1.36%            May 2, 2011        June 30, 2012
Invesco V.I. Leisure Fund
     Series I Shares                                          Contractual        1.01%           April 30, 2004      April 30, 2013
     Series II Shares                                         Contractual        1.26%           April 30, 2004      April 30, 2013

Invesco V.I. Mid Cap Core Equity Fund
     Series I Shares                                          Contractual        1.30%         September 10, 2001    April 30, 2013
     Series II Shares                                         Contractual        1.45%         September 10, 2001    April 30, 2013
Invesco V.I. Money Market Fund
     Series I Shares                                          Contractual        1.30%          January 1, 2005      April 30, 2013
     Series II Shares                                         Contractual        1.45%          January 1, 2005      April 30, 2013
Invesco V.I. S&P 500 Index Fund
     Series I Shares                                          Contractual        0.28%         February 12, 2010     June 30, 2012
     Series II Shares                                         Contractual        0.53%         February 12, 2010     June 30, 2012

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund
     Series I Shares                                          Contractual        0.37%         February 12, 2010     June 30, 2012
     Series II Shares                                         Contractual        0.62%         February 12, 2010     June 30, 2012
Invesco V.I. Small Cap Equity Fund
     Series I Shares                                          Contractual        1.15%            July 1, 2005       April 30, 2013
     Series II Shares                                         Contractual        1.40%            July 1, 2005       April 30, 2013
Invesco V.I. Technology Fund
     Series I Shares                                          Contractual        1.30%           April 30, 2004      April 30, 2013
     Series II Shares                                         Contractual        1.45%           April 30, 2004      April 30, 2013
Invesco V.I. Utilities Fund
     Series I Shares                                          Contractual        0.93%         September 23, 2005    April 30, 2012
     Series II Shares                                         Contractual        1.18%         September 23, 2005    April 30, 2012

Invesco Van Kampen V.I. Capital Growth Fund
     Series I Shares                                          Contractual        0.94%            July 1, 2012       April 30, 2013
     Series II Shares                                         Contractual        1.19%            July 1, 2012       April 30, 2013

                                                           as of January 1, 2012

                                                              CONTRACTUAL/       EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                          VOLUNTARY          LIMITATION    CURRENT LIMIT         DATE
----                                                          ------------       ----------    -----------------     --------------
Invesco Van Kampen V.I. Comstock Fund
     Series I Shares                                          Contractual        0.72%           July 1, 2012        April 30, 2013
     Series II Shares                                         Contractual        0.97%           July 1, 2012        April 30, 2013

Invesco Van Kampen V.I. Equity and Income Fund
     Series I Shares                                          Contractual        0.70%         February 12, 2010     June 30, 2012
     Series II Shares                                         Contractual        0.75%(2)      February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Global Value Equity Fund
     Series I Shares                                          Contractual        0.94%            May 2, 2011        June 30, 2012
     Series II Shares                                         Contractual        1.19%            May 2, 2011        June 30, 2012

Invesco Van Kampen V.I. Growth and Income Fund
     Series I Shares                                          Contractual        0.72%           July 1, 2012        April 30, 2013
     Series II Shares                                         Contractual        0.97%           July 1, 2012        April 30, 2013

Invesco Van Kampen V.I. Mid Cap Growth Fund
     Series I Shares                                          Contractual        1.01%         February 12, 2010     June 30, 2012
     Series II Shares                                         Contractual        1.26%         February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value Fund
     Series I Shares                                          Contractual        1.18%         February 12, 2010     June 30, 2012
     Series II Shares                                         Contractual        1.28%(2)      February 12, 2010     June 30, 2012

--------------
(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                           as of January 1, 2012

                        EXHIBIT "D" - CLOSED-END FUNDS(1)

               INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco California Insured Municipal Income Trust      Contractual       0.67%            June 1, 2010          June 30, 2012

                INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco California Quality Municipal Securities        Contractual       0.70%            June 1, 2010          June 30, 2012

                   INVESCO HIGH YIELD INVESTMENTS FUND, INC.

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------

Invesco High Yield Investments Fund, Inc.              Contractual       0.98%            June 1, 2010          June 30, 2012

                INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco Insured California Municipal Securities        Contractual       0.70%            June 1, 2010          June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco Insured Municipal Bond Trust                   Contractual       1.00%            June 1, 2010          June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco Insured Municipal Income Trust                 Contractual       0.64%            June 1, 2010          June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco Insured Municipal Securities                   Contractual       0.54%            June 1, 2010          June 30, 2012

                                                           as of January 1, 2012


                        INVESCO INSURED MUNICIPAL TRUST

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco Insured Municipal Trust                        Contractual       0.66%            June 1, 2010          June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco Municipal Income Opportunities Trust           Contractual       0.73%            June 1, 2010          June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco Municipal Income Opportunities Trust II        Contractual       0.73%            June 1, 2010          June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco Municipal Income Opportunities Trust III       Contractual       0.84%            June 1, 2010          June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco Municipal Premium Income Trust                 Contractual       1.03%            June 1, 2010          June 30, 2012

                 INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco New York Quality Municipal Securities          Contractual       0.80%            June 1, 2010          June 30, 2012

                           INVESCO PRIME INCOME TRUST

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco Prime Income Trust                             Contractual       1.32%            June 1, 2010          June 30, 2012

                                                           as of January 1, 2012

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco Quality Municipal Income Trust                 Contractual       0.70%            June 1, 2010          June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco Quality Municipal Investment Trust             Contractual       0.70%            June 1, 2010          June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                                                       CONTRACTUAL/      EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY         LIMITATION       CURRENT LIMIT         DATE
----                                                   ------------      ----------       -----------------     -------------
Invesco Quality Municipal Securities                   Contractual       0.66%            June 1, 2010          June 30, 2012
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(1)  The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class
     12b-1 rate and the Class A 12b-1 rate.

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